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                         MFS WORLD ASSET ALLOCATION FUND

                      Supplement to the Current Prospectus


The description of the Allocation Committee under the "Management of the Fund - Investment Adviser" section beginning on page 18 of the Prospectus is hereby revised to reflect that, effective June 1, 1997, Robert J. Manning is the member of the Allocation Committee responsible for the U.S. High Yield Fixed Income Securities asset class. Mr. Manning is a Senior Vice President of Massachusetts Financial Services Company ("MFS") and has been employed by MFS as a portfolio manager since 1984.

                 The date of this Supplement is June 13, 1997.